UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 24, 2008

Concurrent Computer Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13150	04-2735766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4375 River Green Parkway, Suite 100, Duluth, Georgia	30096
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (678) 258-4000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 24, 2008, Concurrent Computer Corporation (“Concurrent”) received written notification from the Nasdaq Stock Market (“Nasdaq”) stating that Concurrent has regained compliance with the $1.00 minimum bid price requirement for continued listing on the Nasdaq Global Market set forth in Nasdaq Marketplace Rule 4450(a)(5).  In the letter, the Nasdaq advised Concurrent that its bid price deficiency has been cured and has cancelled the delisting hearing and terminated the delisting process, as this matter is now closed.  Concurrent achieved the bid price requirement by seeking shareholder approval of a one-for-ten reverse stock split of Concurrent’s common stock, which was approved and became effective on July 9, 2008.

On July 28, 2008, Concurrent issued a press release announcing this event.  A copy of Concurrent’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press release, dated July 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 28, 2008.

CONCURRENT COMPUTER CORPORATION

By:	/s/ Emory O. Berry
Emory O. Berry
Chief Financial Officer

3

EXHIBIT INDEX

Exhibit Number and Description

99.1	Press Release dated July 28, 2008.

4